SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20349

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 4, 2006

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-12291	54-1163725
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100 Arlington, Virginia 22203
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:
(703) 522-1315

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                           Results of Operations and Financial Condition.

On April 4, 2006, The AES Corporation (“the Company”) announced via press release in connection with reporting its 2005 financial results that it is restating its previously reported financial statements as a result of errors discovered by management of the Company. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01                            Regulation FD Disclosure.

On April 4, 2006 The AES Corporation issued a press release announcing its Fourth Quarter and Full Year 2005 Results and Fourth Quarter and Full Year 2005 Results Financial Review presentation teleconference to be held on Thursday, April 6, 2006, and posted on the Company’s website the AES Investor Presentation that will be referenced in investor discussions prior to and during the financial review. A copy of the Fourth Quarter and Full Year 2005 Press Release is attached hereto as Exhibit 99.1.

Item 9.01                           Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1

Press Release issued by The AES Corporation, dated April 4, 2006, AES Reports Fourth Quarter and Full-Year 2005 Results; Full-Year Diluted EPS from Continuing Operations up 132% and Net Cash from Operating Activities up 38%; Certain Prior Period Results Restated

Item 8.01:        Other Events

THE AES CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
($ in millions, except per share amounts)	2005	2004 (Restated)	2005	2004 (Restated)

Revenues	$2,973	$2,523	$11,086	$9,463
Cost of sales	(2,044)	(1,817)	(7,908)	(6,681)
GROSS MARGIN	929	706	3,178	2,782

General and administrative expenses	(78)	(52)	(221)	(182)
Interest expense	(504)	(493)	(1,896)	(1,932)
Interest income	111	91	391	282
Other (expense) income, net	(22)	36	19	12
Loss on sale of investments, asset and goodwill impairment expense	—	(40)	—	(45)
Foreign currency transaction (losses) on net monetary position	(35)	(58)	(89)	(165)
Equity in earnings of affiliates	10	13	76	70

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST	411	203	1,458	822

Income tax expense	(93)	(148)	(465)	(359)
Minority interest expense	(139)	(36)	(361)	(199)

INCOME FROM CONTINUING OPERATIONS	179	19	632	264

Income from operations of discontinued businesses (net of income tax benefit of $0, $4, $0 and $36, respectively)	—	82	—	34

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	179	101	632	298

Cumulative effect of accounting change	(2)	—	(2)	—

NET INCOME	$177	$101	$630	$298

DILUTED EARNINGS PER SHARE
Income from continuing operations	$0.27	$0.03	$0.95	$0.41
Discontinued operations	—	0.13	—	0.05
Cumulative effect of accounting change	—	—	—	—
Diluted Earnings Per Share	$0.27	$0.16	$0.95	$0.46

Diluted weighted average shares outstanding (in millions)	661	656	665	648

THE AES CORPORATION

SEGMENT INFORMATION (unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
($ in millions)	2005	2004 (Restated)	2005	2004 (Restated)

BUSINESS SEGMENTS

REVENUES
Regulated Utilities	$1,537	$1,355	$5,737	$4,897
Contract Generation	1,118	904	4,137	3,546
Competitive Supply	318	264	1,212	1,020
Total revenues	$2,973	$2,523	$11,086	$9,463

GROSS MARGIN
Regulated Utilities	$416	$275	$1,237	$1,116
Contract Generation	405	374	1,603	1,428
Competitive Supply	108	57	338	238
Total gross margin	$929	$706	$3,178	$2,782

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST
Regulated Utilities	$275	$222	$786	$634
Contract Generation	236	140	1,049	726
Competitive Supply	80	13	267	153
Corporate	(180)	(172)	(644)	(691)
Total income before income taxes and minority interest	$411	$203	$1,458	$822

GEOGRAPHIC SEGMENTS

REVENUES
Latin America	$1,727	$1,413	$6,420	$5,136
North America	727	645	2,776	2,589
Europe/Middle East/Africa (EMEA)	429	397	1,587	1,481
Asia	90	68	303	257
Corporate	—	—	—	—
Total revenues	$2,973	$2,523	$11,086	$9,463

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST
Latin America	$345	$232	$1,090	$617
North America	114	112	538	530
Europe/Middle East/Africa (EMEA)	110	38	387	308
Asia	22	(7)	87	58
Corporate	(180)	(172)	(644)	(691)
Total income before income taxes and minority interest	$411	$203	$1,458	$822

THE AES CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

	December 31,	December 31,
($ in millions)	2005	2004 (Restated)

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,390	$1,281
Restricted cash	420	395
Short term investments	203	268
Accounts receivable, net of reserves of $279 and $303, respectively	1,615	1,530
Inventory	460	418
Receivable from affiliates	2	8
Deferred income taxes - current	267	218
Prepaid expenses	119	87
Other current assets	756	781
Total current assets	5,232	4,986

PROPERTY, PLANT AND EQUIPMENT
Land	860	788
Electric generation and distribution assets	22,440	21,729
Accumulated depreciation and amortization	(6,087)	(5,259)
Construction in progress	1,441	919
Property, plant and equipment, net	18,654	18,177

OTHER ASSETS
Deferred financing costs, net	294	343
Investment in and advances to affiliates	670	655
Debt service reserves and other deposits	611	737
Goodwill, net	1,428	1,419
Deferred income taxes - noncurrent	807	774
Other assets	1,736	1,832
Total other assets	5,546	5,760

TOTAL ASSETS	$29,432	$28,923

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$1,104	$1,081
Accrued interest	382	335
Accrued and other liabilities	2,122	1,707
Recourse debt-current portion	200	142
Non-recourse debt-current portion	1,598	1,619
Total current liabilities	5,406	4,884

LONG-TERM LIABILITIES
Non-recourse debt	11,226	11,817
Recourse debt	4,682	5,010
Deferred income taxes	721	678
Pension liabilities	857	891
Other long-term liabilities	3,280	3,382
Total long-term liabilities	20,766	21,778

Minority Interest	1,611	1,305

STOCKHOLDERS’ EQUITY
Common stock	7	7
Additional paid-in capital	6,517	6,434
Accumulated deficit	(1,214)	(1,844)
Accumulated other comprehensive loss	(3,661)	(3,641)
Total stockholders’ equity	1,649	956

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$29,432	$28,923

THE AES CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Year Ended December 31,
($ in millions)	2005	2004 (Restated)

OPERATING ACTIVITIES
Net income	$630	$298
Adjustments to net income:
Depreciation and amortization of intangible assets	889	799
Loss from sale of investments and goodwill and asset impairment expense	43	45
Gain on disposal and impairment write-down associated with discontinued operations	—	(98)
Provision for deferred taxes	100	190
Minority interest expense	361	199
Other	92	322
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	26	(128)
Increase in inventory	(73)	(33)
Decrease in prepaid expenses and other current assets	41	7
(Decrease) increase in accounts payable and accrued liabilities	(79)	78
Other assets and liabilities	135	(108)
Net cash provided by operating activities	2,165	1,571

INVESTING ACTIVITIES
Property additions	(1,143)	(892)
Proceeds from the sale of assets	26	63
Sale of short-term investments	1,496	1,387
Purchase of short-term investments	(1,344)	(1,371)
Acquisitions, net of cash acquired	(85)	—
Proceeds from the sale of of emisson allowances	41	—
Decrease (increase) in restricted cash	58	(32)
Decrease (increase) in debt service reserves and other assets	68	(151)
Other investing	10	(29)
Net cash used in investing activities	(873)	(1,025)

FINANCING ACTIVITIES
(Repayments) borrowings under the revolving credit facilities, net	53	—
Issuance of recourse debt	5	491
Issuance of non-recourse debt and other coupon bearing securities	1,884	2,449
Repayments of recourse debt	(259)	(1,140)
Repayments of non-recourse debt and other coupon bearing securities	(2,682)	(2,534)
Payments for deferred financing costs	(21)	(109)
Distributions to minority interests	(186)	(139)
Contributions from minority interests	1	28
Issuance of common stock	26	16
Other financing	(16)	2
Net cash used in financing activities	(1,195)	(936)
Effect of exchange rate changes on cash	12	8

Total increase (decrease) in cash and cash equivalents	109	(382)
Cash and cash equivalents, beginning	1,281	1,663
Cash and cash equivalents, ending	$1,390	$1,281

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

THE AES CORPORATION

Date: April 4, 2006	By:	/s/ Cathy M. Freeman
Name: Cathy M. Freeman
Title: Vice President and Corporate Controller

EXHIBIT INDEX

No.	Description
99.1

Press Release issued by The AES Corporation, dated April 4, 2006, AES Reports Fourth Quarter and Full-Year 2005 Results; Full-Year Diluted EPS from Continuing Operations up 132% and Net Cash from Operating Activities up 38%; Certain Prior Period Results Restated